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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 15, 2013

                                Aehr Test Systems
             (Exact name of Registrant as specified in its charter)

          California                    000-22893             94-2424084
(State or other jurisdiction of (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                         Identification Number)

                               400 Kato Terrace
                           Fremont, California 94539
         (Address of principal executive offices, including zip code)

                                 510-623-9400
             (Registrant's telephone number, including area code)

                                     N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  Entry into a Material Definitive Agreement.

The information set forth in Item 3.02 of this Current Report on Form 8-K that relates to the entry into material definitive agreements is incorporated by reference into this Item 1.01.

ITEM 3.02.  Unregistered Sales of Equity Securities.

On March 15, 2013, Aehr Test Systems (the "Company") agreed to issue 1,158,000 shares of its common stock (the "Shares") pursuant to a Common Stock Purchase Agreement by and among the Company and the Investors (as defined therein) (the "Agreement"). The purchase price per share of the common stock sold in the private placement was $1.00, resulting in gross proceeds to the Company of $1,158,000, before offering expenses. The closing of the private placement took place on March 15, 2013, and no placement agent was used in connection with the transaction.

The Shares were offered and sold in the private placement to certain accredited investors without registration under the Securities Act, or the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. Pursuant to the Agreement, the Company agreed to provide the Investors with the right to include the shares of common stock purchased under the Agreement in any future registration statement filed by the Company, as more fully described in the Agreement.

The foregoing is not a complete summary of the terms of the offering or the Agreement described in this Item 3.02, and reference is made to the complete text of the Agreement attached hereto as Exhibit 10.1.


ITEM 9.01.  Financial Statements and Exhibits.

        (d)  Exhibits.

             Exhibit No.    Description
             -----------    -----------
             10.1           Common Stock Purchase Agreement by and among the
                            Company and the Investors (defined therein), dated as of March 15, 2013.



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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Aehr Test Systems
                                                  (Registrant)
Date:  March 20, 2013
                                          By:   /S/ GARY L. LARSON
                                               -------------------------
                                               Gary L. Larson
                                               Vice President of Finance and
                                               Chief Financial Officer